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[GRAPHIC]
Front cover art
                                 Annual Report

                                August 31, 2001

                              Managed Municipals
                               Portfolio II Inc.

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                              Managed Municipals
                               Portfolio II Inc.



Dear Shareholder:

   We are pleased to provide the annual report for the Managed Municipals Portfolio II Inc. ("Fund") for the year ended August 31, 2001. During the 12 months covered by this report, the Fund distributed income dividends totaling $0.60 per share. The table below shows the annualized distribution rate and 12-month total return based on the Fund's August 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./1/

    Price         Annualized          12-Month
  Per Share   Distribution Rate/2/ Total Return/2/
  ---------   -------------------  --------------
$11.92 (NAV)         5.03%              9.75%
$10.74 (NYSE)        5.59%             14.53%

   In comparison, the Lipper Inc. ("Lipper")/3/ peer group of general closed-end municipal bond funds returned 8.22% for the same period.

-----
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at its market (NYSE) price as determined by supply and demand.
2 Total returns are based on changes in NAV and the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.050 for 12 months. This rate is as of September 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors, including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3 Lipper is an independent mutual fund-tracking organization.

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                                      1

Special Shareholder Notice

   As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

   Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Municipal Bond Market Update

   In response to aggressive economic growth in the year 2000, the U.S. Federal Reserve Board ("Fed") tightened monetary policy through the end of last year in order to decelerate an overly robust economy. The year 2001 started out on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. Beginning with a rare inter-meeting rate cut in January, the Fed responded to this instability by aggressively lowering short-term interest rates by a total of 275 basis points/4/ over the six-month period that ended June 30, 2001.

   Since the end of June, economic conditions have deteriorated considerably. In an effort to further curb negative economic growth, reduce job loss and bolster sagging consumer confidence, the Fed continued to lower short-term rates. (The latest Fed rate cut of 50 basis points occurred on October 2, 2001, taking rates to a 39-year low of just 2.5%.) Existing concerns over our sluggish economy were exacerbated by the terrorist attacks of September 11th. The government, which had been running a budget surplus, now appears to be headed toward break-even as hopes of a "U" shaped recovery have dissipated.

-----
4 A basis point is 0.01% or one one-hundredth of a percent.

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

Investment Strategy

   The Fund seeks as high a level of current income exempt from Federal income tax and also seeks total return, as is consistent with preservation of principal./5/ The Fund invests primarily in long-term, investment-grade/6/ municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities.

   During the past year, the Fund focused on transportation bonds (20%), hospital bonds (15%) and general obligation bonds (15%) because we believe they offered good relative values. In addition, as of August 31, 2001, 90.4% of the Fund's holdings were rated investment-grade, with 43.3% of the Fund invested in AAA bonds, the highest possible rating.

Municipal Bond Market Outlook

   We expect that economic and market conditions will remain weak over the next few months as corporate profits slide, workforces shrink, and Gross Domestic Product ("GDP")/7/ continues to decline. As the market suffers in the aftermath of the September 11th tragedy, we believe that the government will continue to take the necessary steps to resuscitate our economy and work towards recovery. However, a recovery will likely be gradual, as fiscal and monetary stimuli need to work through the system. When the market experiences a resurgence, it may in fact, be more pronounced and "V" shaped in nature, as the Fed continues to add liquidity to our markets and to cut short-term interest rates. The Fed has now taken key interest rates down to a level that should encourage many investors to switch out of short-term cash positions and into both the fixed income and equity markets. By doing this, an investor can potentially capture a higher yield in the fixed income market (tax-exempt or taxable) as he or she moves out along the yield curve or looks to re-enter the equity market. Additionally, Congress is providing fiscal stimulus, another key factor to help the economy recuperate.


-----
5 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").
6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.
7 GDP is the market value of goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

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                                      3

   We believe that the demand for municipal bonds will continue to be strong. This year, investors have invested a net $11 billion into municipal bond funds in comparison to last year when municipal bond funds had $13 billion in net redemptions (Source: Wall Street Journal, Monday, October 1, 2001). Overall, we expect investors to remain focused more on fixed-income products that have provided a relative safe harbor as the equity market has weakened.

   Thank you for investing in the Managed Municipals Portfolio II Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon
                                   /s/ Joseph P. Deane
Heath B. McLendon
                                  Joseph P. Deane
Chairman
                                  Vice President and
                                  Investment Officer

October 3, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.

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                                      4

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary
 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears beginning on page 26. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


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                                      5

                            Schedule of Investments
                                August 31, 2001

   Face
  Amount    Rating(a)                     Security                         Value
------------------------------------------------------------------------------------
Alaska -- 2.5%
$ 2,895,000   A-      Alaska Industrial Development & Export
                       Authority Revolving Fund, Series A,
                       6.500% due 4/1/14 (b)(c)                         $ 2,989,000
-----------------------------------------------------------------------------------
California -- 6.4%
                      California Educational Facilities Authority
                       Revenue:
  2,500,000   Ba1*        Pooled College & University Projects,
                           Series A, 5.625% due 7/1/23                    2,502,350
  1,000,000   AAA         Stanford University, Series Q,
                           5.250% due 12/1/32                             1,040,740
  2,000,000   A3*     California Health Facilities, Cedar Sinai Medical
                       Center, Series A, 6.250% due 12/1/34               2,156,320
  2,000,000   AAA     Los Angeles County, CA COP, (Antelope
                       Valley Courthouse), Series A, AMBAC-
                       Insured, 5.250% due 11/1/33                        2,067,400
-----------------------------------------------------------------------------------
                                                                          7,766,810
-----------------------------------------------------------------------------------
Colorado -- 19.8%
  1,000,000   AAA     Arapahoe County, CO Capital Improvement
                       Trust Fund, E-470 Public Highway
                       Authority Revenue, (Pre-Refunded --
                       Escrowed with U.S. government securities to
                       8/31/05 Call @ 103), 7.000% due 8/31/26            1,171,300
  1,000,000   A-      Aspen, CO Sales Tax Revenue, Series A,
                       5.400% due 11/1/19                                 1,033,880
  1,000,000   A       Colorado Health Facilities Authority
                       Revenue, Series B, Remarketed 7/8/98,
                       5.350% due 8/1/15                                  1,016,790
  4,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (b)                    4,146,800
 30,000,000   Aaa*    Dawson Ridge, CO Metropolitan District
                       No. 1, Series A, (Escrowed to maturity with
                       REFCO Strips), zero coupon due 10/1/22             8,338,200
                      Denver, CO City & County:
                        Airport Revenue, Series C:
  3,465,000   A           6.125% due 11/15/25 (b)                         4,013,613
  2,785,000   A           Partially Escrowed to maturity with U.S.
                           government securities, 6.125% due
                           11/15/25 (b)(d)                                3,225,949
  1,000,000   AAA       COP, Series B, AMBAC-Insured,
                         5.500% due 12/1/25 (b)                           1,055,180
-----------------------------------------------------------------------------------
                                                                         24,001,712
-----------------------------------------------------------------------------------

See Notes to
Financial Statements.

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


                            Schedule of Investments
                          August 31, 2001 (continued)

     Face
    Amount    Rating(a)                  Security                     Value
  -----------------------------------------------------------------------------
  Florida -- 13.5%
  $ 3,000,000   AAA     Brevard County, FL, Health Care Facilities
                         Authority Revenue, Health First Inc.
                         Project, 5.125% due 4/1/31                $ 2,993,070
    2,000,000   AAA     Florida State Board of Education,
                         Capital Outlay, Series B, FSA-Insured,
                         5.000% due 6/1/24                           2,003,140
    3,000,000   Aaa*    Hillsborough County, FL School Board,
                         COP, Series A, 5.000% due 7/1/25            2,991,510
    1,500,000   BBB-    Martin County, FL IDA, (Indiantown
                         Cogeneration Project), Series A,
                         7.875% due 12/15/25 (b)                     1,571,400
    2,500,000   Aaa*    South Brevard, FL Recreational Facilities
                         Improvement, Special District, AMBAC-
                         Insured, 5.000% due 7/1/20                  2,521,125
    4,000,000   NR      Tampa, FL Revenue, (Florida Aquarium Inc.
                         Project), (Pre-Refunded -- Escrowed with
                         U.S. government securities to 5/1/02
                         Call @ 102), 7.750% due 5/1/27 (d)          4,213,640
  ----------------------------------------------------------------------------
                                                                    16,293,885
  ----------------------------------------------------------------------------
  Georgia -- 3.9%
    2,500,000   AAA     Augusta, GA Water & Sewer Revenue,
                         FSA-Insured, 5.250% due 10/1/26             2,568,800
    1,000,000   A3*     Private Colleges & Universities Authority
                         Revenue, (Mercer University Project),
                         Series A, 5.375% due 10/1/29                1,017,470
    1,000,000   BBB-    Savannah, GA EDA Revenue, (College of
                         Art & Design Inc. Project), Series A,
                         6.900% due 10/1/29                          1,067,230
  ----------------------------------------------------------------------------
                                                                     4,653,500
  ----------------------------------------------------------------------------
  Hawaii -- 1.7%
    2,000,000   A       Hawaii State Department of Budget &
                         Finance, Special Purpose Revenue, Kaiser
                         Permanente, Series A, 5.100% due 3/1/14     2,013,440
  ----------------------------------------------------------------------------
  Illinois -- 1.2%
    1,400,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                         AMBAC-Insured, 5.500% due 1/1/31            1,460,312
  ----------------------------------------------------------------------------

See Notes to
Financial Statements.

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


                            Schedule of Investments
                          August 31, 2001 (continued)

   Face
  Amount    Rating(a)                    Security                       Value
---------------------------------------------------------------------------------
Iowa -- 1.3%
$ 1,500,000   AA-     Dawson, IA IDR, (Cargill Inc. Project),
                       6.500% due 7/15/12                             $1,561,050
--------------------------------------------------------------------------------
Maryland -- 0.3%
  4,000,000   NR      Maryland State Energy Financing Administration,
                       Solid Waste Disposal Revenue, (Hagerstown
                       Recycling Project), 9.000% due 10/15/16 (b)(e)    360,000
--------------------------------------------------------------------------------
Massachusetts -- 1.7%
  1,000,000   AA+     Massachusetts Bay Transportation Authority,
                       Sales Tax Revenue, Series A,
                       5.500% due 7/1/30                               1,044,660
  1,000,000   Aaa*    Massachusetts State College Building Authority
                       Revenue, Series 1, MBIA-Insured,
                       5.375% due 5/1/39                               1,024,520
--------------------------------------------------------------------------------
                                                                       2,069,180
--------------------------------------------------------------------------------
Michigan -- 7.3%
  1,000,000   AAA     Anchor Bay Michigan School District, GO,
                       Q-SBLF-Insured, 5.000% due 5/1/29                 991,050
  2,000,000   AAA     East Lansing Michigan School District,
                       School Building & Site, Q-SBLF-Insured,
                       5.625% due 5/1/30                               2,102,560
  1,000,000   AAA     Howell Michigan Public Schools, GO,
                       Q-SBLF-Insured, 5.250% due 5/1/22               1,027,370
  2,000,000   AAA     Michigan State COP, AMBAC-Insured,
                       5.500% due 6/1/27                               2,084,300
  4,000,000   NR      Michigan State Strategic Fund Resource
                       Recovery, Limited Obligation Revenue,
                       Central Wayne Energy Recovery L.P.,
                       Series A, 7.000% due 7/1/27 (b)                 2,600,000
--------------------------------------------------------------------------------
                                                                       8,805,280
--------------------------------------------------------------------------------
Minnesota -- 1.7%
                      Minneapolis & St. Paul, MN Community
                       Airport Revenue, FGIC-Insured:
  1,000,000   AAA         Series A, 5.125% due 1/1/25                  1,010,630
  1,000,000   AAA         Series C, 5.250% due 1/1/26                  1,022,860
--------------------------------------------------------------------------------
                                                                       2,033,490
--------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      8

                            Schedule of Investments
                          August 31, 2001 (continued)

     Face
    Amount    Rating(a)                  Security                     Value
  -----------------------------------------------------------------------------
  Missouri -- 1.7%
  $ 2,000,000   AAA     St. Louis, MO Airport Revenue, (Airport
                         Development Program), Series A,
                         MBIA-Insured, 5.125% due 7/1/22            $2,026,820
  ----------------------------------------------------------------------------
  Montana -- 1.6%
    2,000,000   NR      Montana State Board of Investment, Resource
                         Recovery Revenue, (Yellowstone Energy
                         L.P. Project), 7.000% due 12/31/19 (b)      1,949,460
  ----------------------------------------------------------------------------
  Nevada -- 4.0%
    4,650,000   Baa2*   Clark County, NV IDR, Southwest Gas Corp.,
                         Series B, 7.500% due 9/1/32 (b)             4,856,832
  ----------------------------------------------------------------------------
  New Jersey -- 2.6%
    3,000,000   A+      New Jersey Health Care Facilities Finance
                         Authority Revenue, Robert Wood Johnson
                         University Hospital, 5.700% due 7/1/20      3,194,280
  ----------------------------------------------------------------------------
  New Mexico -- 0.9%
    1,015,000   AAA     New Mexico Mortgage Financing Authority,
                         Single-Family Mortgages, Series D-3,
                         5.625% due 9/1/28                           1,047,176
  ----------------------------------------------------------------------------
  New York -- 5.6%
    2,000,000   AAA     Nassau Health Care Corp., New York
                         Health System Revenue, Nassau County,
                         Guaranteed, Series A, FSA-Insured,
                         5.500% due 8/1/19                           2,122,180
    2,500,000   AA      New York City Municipal Water Finance
                         Authority, Water & Sewer System Revenue,
                         Series D, 5.250% due 6/15/25                2,563,950
    2,000,000   AAA     New York State Dormitory Authority Revenue,
                         State University, Series B, FSA-Insured,
                         5.500% due 5/15/30                          2,098,540
  ----------------------------------------------------------------------------
                                                                     6,784,670
  ----------------------------------------------------------------------------
  North Carolina -- 1.3%
    1,500,000   A3*     Coastal Regional Solid Waste Management
                         Disposal Authority, Solid Waste Disposal
                         Revenue, 6.500% due 6/1/08                  1,573,440
  ----------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      9

                            Schedule of Investments
                          August 31, 2001 (continued)

    Face
   Amount    Rating(a)                   Security                      Value
 -------------------------------------------------------------------------------
 Ohio -- 6.3%
 $ 3,000,000   AAA     Cleveland, OH Airport System Revenue,
                        FSA-Insured, Series A, 5.000% due 1/1/31     $2,981,520
   1,000,000   AAA     Cuyahoga County, OH Hospital Revenue,
                        AMBAC-Insured, 5.500% due 1/15/30             1,037,690
   1,990,000   AAA     Lucas County, OH Hospital Revenue, Promedia
                        Healthcare Obligation Group, AMBAC-
                        Insured, 5.375% due 11/15/29                  2,042,476
   1,500,000   A3*     Steubenville, OH Hospital Revenue, Trinity
                        Healthcare Obligation Group,
                        6.375% due 10/1/20                            1,586,085
 ------------------------------------------------------------------------------
                                                                      7,647,771
 ------------------------------------------------------------------------------
 Oregon -- 0.8%
   1,000,000   AA      Oregon State Veterans Welfare, Unlimited
                        General Obligation Revenue, Series 81,
                        5.125% due 10/1/31                            1,008,510
 ------------------------------------------------------------------------------
 South Carolina -- 1.8%
   2,120,000   A3*     Myrtle Beach, SC COP, (Myrtle Beach
                        Convention Center Project),
                        6.875% due 7/1/07                             2,237,109
 ------------------------------------------------------------------------------
 Texas -- 5.8%
     435,000   AAA     Burleson, TX ISD, GO, PSFG, 6.750% due 8/1/24    483,463
                       Dallas-Fort Worth, TX International Airport
                        Facilities Revenue, American Airlines:
   4,000,000   Ba2*        6.375% due 5/1/35 (b)                      4,103,240
   1,400,000   Ba2*        Series A, 5.950% due 5/1/29 (b)            1,444,884
   1,000,000   Ba2*        Series B, 6.050% due 5/1/29 (b)            1,044,410
 ------------------------------------------------------------------------------
                                                                      7,075,997
 ------------------------------------------------------------------------------
 Virginia -- 2.5%
                       Virginia State Housing Development Authority:
                         Commonwealth Mortgage Revenue:
   1,245,000   AA+         Series D, Sub. Series D-3, Remarketed
                            5/30/96, 5.700% due 7/1/09                1,323,236
     715,000   AA+         Series F, Sub. Series F-1, Remarketed
                            9/12/95, 6.400% due 7/1/17                  739,031
     925,000   AA+       Multi-Family Housing Revenue, Series K,
                          5.900% due 11/1/11                            988,511
 ------------------------------------------------------------------------------
                                                                      3,050,778
 ------------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      10

                            Schedule of Investments
                          August 31, 2001 (continued)

      Face
     Amount    Rating(a)                Security                    Value
   ---------------------------------------------------------------------------
   Wisconsin -- 3.8%
                         Wisconsin Housing EDA, Series A:
   $ 2,000,000    AA       Home Ownership Revenue,
                            6.450% due 3/1/17                    $  2,095,660
     1,370,000    AA       Housing Revenue, 5.650% due 11/1/23      1,399,332
     1,000,000    AAA    Wisconsin State Health & Educational
                          Facilities Authority Revenue, (Medical
                          College of Wisconsin Project), MBIA-
                          Insured, 5.400% due 12/1/16               1,046,810
   --------------------------------------------------------------------------
                                                                    4,541,802
   --------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $118,412,006**)                $121,002,304
   --------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)Security is segregated for extended settlements.
(d)Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(e)Security is in default.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 13 and 14 for definitions of ratings and certain security descriptions.

See Notes to
Financial Statements.

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                                      11

                  Summary of Investments by Combined Ratings
                          August 31, 2001 (unaudited)


                                                      Percent of
            Moody's   and/or   Standard & Poor's   Total Investments

              Aaa                     AAA                 43.3%
              Aa                      AA                  10.5
               A                       A                  21.5
              Baa                     BBB                 15.1
              Ba                      BB                   2.1
              NR                      NR                   7.5
                                                         -----
                                                         100.0%
                                                         =====

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                                      12

                                 Bond Ratings
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA   --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB   --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 is the lowest ranking within its generic category.

Aaa  --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR   --Indicates that the bond is not rated by Standard & Poor's or Moody's.

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                                      13

                          Short-Term Security Ratings
                                  (unaudited)


SP-1 --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issued determined possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2 --Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
P-1 --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


                             Security Descriptions
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development
         Corporation

HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
IFA    --Industrial Finance Agency
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

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                                      14

                      Statement of Assets and Liabilities


                                                                August 31, 2001
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $118,412,006)                   $121,002,304
  Cash                                                                 67,112
  Interest receivable                                               1,847,390
  Receivable for securities sold                                       70,000
------------------------------------------------------------------------------
  Total Assets                                                    122,986,806
------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                  1,000,917
  Dividends payable                                                   211,838
  Investment advisory fee payable                                      17,061
  Accrued expenses                                                     95,677
------------------------------------------------------------------------------
  Total Liabilities                                                 1,325,493
------------------------------------------------------------------------------
Total Net Assets                                                 $121,661,313
-----------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                    $     10,207
  Capital paid in excess of par value                             124,518,857
  Overdistributed net investment income                               (45,802)
  Accumulated net realized loss from security transactions         (5,412,247)
  Net unrealized appreciation of investments                        2,590,298
------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.92 a share on 10,207,406 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)          $121,661,313
-----------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      15

                            Statement of Operations


                                                              Year Ended
                                                            August 31, 2001
     -----------------------------------------------------------------------
     INVESTMENT INCOME:
       Interest                                               $ 7,066,301
     ---------------------------------------------------------------------
     EXPENSES:
       Investment advisory fee (Note 3)                           832,507
       Administration fee (Note 3)                                237,859
       Shareholder communications                                 106,730
       Audit and legal                                             43,870
       Registration fees                                           40,870
       Directors' fees                                             31,141
       Shareholder and system servicing fees                       22,884
       Pricing service fees                                         8,241
       Custody                                                      5,333
       Other                                                        9,977
     ---------------------------------------------------------------------
       Total Expenses                                           1,339,412
       Less: Investment advisory fee waiver (Note 3)             (402,363)
     ---------------------------------------------------------------------
       Net Expenses                                               937,049
     ---------------------------------------------------------------------
     Net Investment Income                                      6,129,252
     ---------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
       Realized Gain From Security Transactions
       (excluding short-term securities):
         Proceeds from sales                                   45,229,395
         Cost of securities sold                               44,792,097
     ---------------------------------------------------------------------
       Net Realized Gain                                          437,298
     ---------------------------------------------------------------------
      Change in Net Unrealized Appreciation (Depreciation)
      of Investments:
         Beginning of year                                     (1,115,113)
         End of year                                            2,590,298
     ---------------------------------------------------------------------
       Increase in Net Unrealized Appreciation                  3,705,411
     ---------------------------------------------------------------------
     Net Gain on Investments                                    4,142,709
     ---------------------------------------------------------------------
     Increase in Net Assets From Operations                  $ 10,271,961
     ---------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      16

                      Statements of Changes in Net Assets


                                                Year Ended      Year Ended
                                              August 31, 2001 August 31, 2000
   ---------------------------------------------------------------------------
   OPERATIONS:
     Net investment income                      $  6,129,252   $  6,209,710
     Net realized gain (loss)                        437,298       (314,264)
     Increase in net unrealized appreciation       3,705,411        807,292
   -------------------------------------------------------------------------
     Increase in Net Assets From Operations       10,271,961      6,702,738
   -------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS
   FROM (NOTE 2):
     Net investment income                        (6,133,083)    (6,345,549)
   -------------------------------------------------------------------------
     Decrease in Net Assets From
      Distributions to Shareholders               (6,133,083)    (6,345,549)
   -------------------------------------------------------------------------
   FUND SHARE TRANSACTIONS (NOTE 7):
     Treasury stock acquired                        (493,309)    (8,955,152)
   -------------------------------------------------------------------------
     Decrease in Net Assets From
      Fund Share Transactions                       (493,309)    (8,955,152)
   -------------------------------------------------------------------------
   Increase (Decrease) in Net Assets               3,645,569     (8,597,963)
   NET ASSETS:
     Beginning of year                           118,015,744    126,613,707
   -------------------------------------------------------------------------
     End of year*                               $121,661,313   $118,015,744
   -------------------------------------------------------------------------
   * Includes overdistributed net
     investment income of:                          $(45,802)      $(41,971)
   -------------------------------------------------------------------------

See Notes to
Financial Statements.

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                                      17

                         Notes to Financial Statements


   1. Significant Accounting Policies

   Managed Municipals Portfolio II Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of

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                                      18

                         Notes to Financial Statements
                                  (continued)

securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

   2. Exempt-Interest Dividends and Other Distributions

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. Investment Advisory Agreement, Administration Agreement and Other Transactions

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the year ended August 31, 2001, SBFM waived $402,363 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. Investments

   During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------
Purchases $45,140,005
---------------------
Sales      45,229,395
---------------------

   At August 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------
Gross unrealized appreciation $ 7,680,838
Gross unrealized depreciation  (5,090,540)
------------------------------------------
Net unrealized appreciation   $ 2,590,298
------------------------------------------

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                                      19

                         Notes to Financial Statements
                                  (continued)


   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At August 31, 2001, the Fund did not hold any futures contracts.

   6. Repurchase Agreements

   The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   7. Capital Shares

   At August 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

   On July 27, 1999, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased (and retired) 1,027,300 shares with a total cost of $9,717,023. During the year ended August 31, 2001, the Fund repurchased (and retired) 48,900 shares with a total cost of $493,309.

   On January 16, 2001, the Fund suspended the share repurchase plan.

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                                      20

                         Notes to Financial Statements
                                  (continued)

   8. Capital Loss Carryforwards

   At August 31, 2001, the Fund had, for Federal income tax purposes, approximately $5,412,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                            2007      2008
                   -------------------------------------------
                   Carryforward Amounts   $557,000 $4,855,000
                   ------------------------------------------

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                                      21

                             Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

                                    2001     2000    1999      1998      1997
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                 $11.51  $11.30   $12.48    $12.15    $11.98
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(1)/          0.60    0.59     0.56      0.55      0.63
  Net realized and unrealized
   gain (loss)                        0.40    0.05    (1.02)     0.53      0.48
--------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                      1.00    0.64    (0.46)     1.08      1.11
--------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                   0.01    0.17       --        --        --
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.60)  (0.60)   (0.54)    (0.58)    (0.66)
  Net realized gains                    --      --    (0.18)    (0.17)    (0.28)
--------------------------------------------------------------------------------
Total Distributions                  (0.60)  (0.60)   (0.72)    (0.75)    (0.94)
--------------------------------------------------------------------------------
Net Asset Value, End of Year        $11.92  $11.51   $11.30    $12.48    $12.15
--------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(2)/          14.53%   5.21%   (0.59)%   (1.31)%    7.75%
--------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(2)/        9.75%   8.49%   (3.29)%    9.57%     9.86%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $122    $118     $127      $140      $137
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                       0.79%   0.90%    1.03%     1.10%     1.10%
  Net investment income               5.15    5.28     4.62      4.46      5.23
--------------------------------------------------------------------------------
Portfolio Turnover Rate                 38%     37%      27%       66%       97%
--------------------------------------------------------------------------------
Market Value, End of Year          $ 10.74  $9.938  $10.063   $10.813   $11.688
--------------------------------------------------------------------------------

(1)The investment adviser waived a portion of its fees for each of the years in the three-year period ended August 31, 2001. If such fees were not waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:

                     Per share decreases in   Expense ratios
                     net investment income  without fee waivers
                     ---------------------- -------------------
                2001         $0.04                 1.13%
                2000          0.03                 1.17
                1999          0.01                 1.09

(2)The total return assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

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                                      22

                         Independent Auditors' Report

The Shareholders and Board of Directors of
Managed Municipals Portfolio II Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio II Inc. (''Fund'') as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                 /s/ KPMG LLP

New York, New York
October 12, 2001

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                                      23

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:

                               NYSE      Net                  Dividend
        Record     Payable    Closing   Asset    Dividend   Reinvestment
         Date       Date      Price+    Value+     Paid        Price
       ------------------------------------------------------------------
        9/21/99     9/24/99   $ 9.625   $11.22    $0.050       $ 9.69
       10/26/99    10/29/99     9.438    10.88     0.050         9.56
       11/22/99    11/26/99     9.563    11.08     0.050         9.26
       12/27/99    12/30/99     9.063    10.91     0.050         9.07
        1/25/00     1/28/00     9.438    10.79     0.050         9.52
        2/22/00     2/25/00     9.438    10.86     0.050         9.49
        3/28/00     3/31/00     9.188    11.15     0.050         9.34
        4/25/00     4/28/00     9.313    11.11     0.050         9.34
        5/23/00     5/26/00     9.125    10.81     0.050         9.26
        6/27/00     6/30/00     9.563    11.17     0.050         9.66
        7/25/00     7/28/00     9.563    11.31     0.050         9.78
        8/22/00     8/25/00     9.875    11.46     0.050         9.96
        9/26/00     9/29/00     9.750    11.36     0.050         9.77
       10/24/00    10/27/00     9.688    11.42     0.050         9.72
       11/20/00    11/24/00     9.750    11.39     0.050         9.82
       12/26/00    12/29/00     9.875    11.70     0.050        10.22
        1/23/01     1/26/01    10.625    11.84     0.050        10.58
        2/20/01     2/23/01    10.630    11.73     0.050        10.68
        3/27/01     3/30/01    10.420    11.73     0.050        10.42
        4/24/01     4/27/01    10.350    11.51     0.050        10.39
        5/22/01     5/25/01    10.600    11.56     0.050        10.60
        6/26/01     6/29/01    10.340    11.63     0.050        10.50
        7/24/01     7/27/01    10.500    11.69     0.050        10.59
        8/28/01     8/31/01    10.720    11.89     0.050        10.59
       ----------------------------------------------------------------

+As of record date.

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                                      24

                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital

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                                      25

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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                                Tax Information
                                  (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2001:

   . 99.70% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

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                              Managed Municipals
                               Portfolio II Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia
Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary
Investment Adviser
and Administrator
Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

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[GRAPHIC]
Back Cover Art


    This report is intended only for shareholders of the Managed Municipals Portfolio II Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 FD0775 10/01